Exhibit 99.1

2

CAUTIONARY STATEMENT

The information provided here includes forward-looking statements, the achievement or success of which involves risks, uncertainties, and assumptions. Although such forward-looking statements are based upon what management of ShiftPixy, Inc. ("the Company") believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate. If any of the aforesaid risks or uncertainties materialize or if any of the assumptions proves incorrect, the results of the Company could differ materially from the results expressed or implied by the forward-looking statements the Company makes. The risks and uncertainties include, but are not limited to, risks associated with the nature of the Company's business model; the Company's ability to execute its vision and growth strategy; the Company's ability to attract and retain clients; the Company's ability to assess and manage risks; changes in the law that affect the Company's business and its ability to respond to such changes and incorporate them into its business model, as necessary; the Company's ability to insure against and otherwise effectively manage risks that affect its business; competition; reliance on third-party systems and software; the Company's ability to protect and maintain its intellectual property; and general developments in the economy, financial markets, and credit markets. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change, except as required by applicable securities laws.

Investors should read the risk factors set forth in the Company's Annual Report on Form 10-K for the year ended August 31, 2019, as filed with the Securities and Exchange Commission (the "SEC") on December 13, 2019, and periodic reports and current reports filed with the SEC on or after the date thereof. These documents are available on the "SEC Filings" subsection of the "Investor Information" section of our website at https://ir.shiftpixy.com/financial-information/sec-filings. All of the Company's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

Consistent with the SEC's April 2013 guidance on using social media outlets like Facebook and Twitter to make corporate disclosures and announce key information in compliance with Regulation FD, the Company is alerting investors and other members of the general public that it will provide updates on operations and progress required to be disclosed under Regulation FD through its social media on Facebook, Twitter, LinkedIn and YouTube. Investors, potential investors, shareholders and individuals interested in the Company are encouraged to keep informed by following it on Facebook, Twitter, LinkedIn and YouTube.

ShiftPixy CONFIDENTIAL | PRIVILEGED NASDAQ: PIXY

Scott Absher Co - Founder and Chief Executive Officer As co - founder and chief executive officer of ShiftPixy, Scott Absher brings 30 years of experience in organizational development, capital development and employment industry expertise to the company. Absher started his career in product development and support, serving large national retail chains before turning his focus to the employer services industry. Mr. Absher has held several high - level executive, business development, sales and marketing and management positions with various companies, building and launching a number of successful product lines and companies focused on business - to - business products and services. Domonic Carney Chief Financial Officer With over twenty - five years of robust finance management within high growth and clean tech environments, Domonic Carney joins ShiftPixy as a seasoned MicroCap CFO. With roots in high tech and startups, Mr. Carney brings a wealth of knowledge and innovation to the team at ShiftPixy. Jumpstarting his career at Deloitte & Touch, Carney spent over ten years in high - tech software and internet startups around the Bay Area and Southern California. He has since spent eleven years as CFO for companies bringing innovative power equipment technologies to stock exchange listed companies. Doug Moss Chief Technology Officer Doug Moss serves as the Chief Technology Officer for ShiftPixy, overseeing platform development and product teams as they work to deliver a world - class, customer - focused solution. Drawing on more than 20 years of experience, Doug has applied his expertise in various roles at companies such as Levy Restaurants, Pacific Life, The Los Angeles Galaxy and his own consulting firm, Evergreen Experience, always focusing on delivering the very best customer experience. Doug’s extensive knowledge spans both the web and mobile customer arenas, and traces back to the early days of the mobile industry. MANAGEMENT 3

SEPTEMBER 2008 Wall Street Collapse 2.6 Million Jobs Lost 8 Million Underemployed MARCH 2009 UBER is Born Opportunity Meets Despair 4

Technology Changed the Rules Part - Time Labor Tradition is Toppled Brick and Mortar’s New Disadvantage Cell Phone Smart Phone 2011 2015 2019 ShiftPixy Founded 0% 20% 40% 60% 80% 100% Source: Pew Research Center Mobile Technology Adoption 5

THE GIG ECONOMY IS VITAL & GROWING 6

THE RAPID RISE OF INDEPENDENT WORKERS 40.9 M U.S. Workers Are Self Employed In 2017 20% Used Online Platforms 47.6% Of the U.S. Workforce By 2021Will Be Independent Source: https://www.mbopartners.com/state - of - independence 7

Source: https://www.statista.com/statistics/192342/unadjusted - monthly - number - of - part - time - employees - in - the - us/ THE SHIFTPIXY TARGET MARKET $20,000 ShiftPixy bills ShiftPixy targeting 10 million of this unserved population. 28 MILLION Part - time workers in the United States per year, per shifter $1,200 ShiftPixy’s GP per Shifter is per year 8

ARRIVES AT THE PERFECT TIME Our purpose is to bring efficiency to the part - time labor markets by delivering workplace level liberation and ease through an ecosystem designed to leverage mobile technology to better engage workers to work opportunities. 9 9

Minimize or eliminate job provider administrative burdens Real - time connections between shift providers and shift seekers Designed for the new Gig Economy opportunities and challenges 10

11 RETHINK HUMAN CAPITAL

Small Business Owner Human Resources ACA On - Boarding MEC Look Back Periods 1094 & 1095 Workers Comp Cost Containment Safety Audit Benefit Admin Employee Paperwork Compliance Recruiting Employee Events Payroll Processing Reporting Tax THE $8000 PER EMPLOYEE PAIN PIXY Service (For Admin Fees) PIXY Revenue Sources Est. Client Savings = $2,000 - $3,000/EE Est. Admin Fee = $1K/EE 12

COMPLIANCE FREEDOM ShiftPixy allows employers to balance shift opening with a continually growing network of qualified shifters and balance employer regulations seamlessly without risk of compliance failure. The ShiftPixy platform is liberating business owners to find workers when they need it. 13

THE MOTIVATING PREFERENCES OF WORKERS IN THE GIG ECONOMY On - Demand Economy Offers Flexibility Independence and Extra Income Access to Opportunity Anywhere & Anytime 14

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DISCOVERY New Operator Opportunity Operator Revenue Gain But Profit Loss Serious Brand Damage WHAT IF… Facilitate Self - Delivery Recapture Lost Profit & Eliminate Brand Damage 16 16

Then “Ease Their Pain”: • Reduce ACA and other HR Compliance costs • Manage Delivery in - house • Implement Scheduling • Reduce turnover impact Go to Market Strategy – Initial Food Markets Target “High Pain” Restaurants with: • High Turnover (70%+) • High Workers Comp and Unemployment Tax Rates • Above compliance thresholds for ACA • 3 rd Party Delivery Losses mounting 17

COVID - 19 IMPACT ON RESTAURANT OPERATORS Let’s keep the light on No upfront cost – Monetized through the labor. Technology spun up in 48 hours. 18

Initially targeting hotel and restaurant industries (14M workers*) in major metro markets: • California • New York Tri - State • Florida • Texas • Chicago Using an already existing, well - established national network of business insurance agents to introduce our products to their clients based on insurance coverage needs • Arthur J. Gallagher • AmWins • HUB International Additional monetization opportunities once clients and shift workers are in the ShiftPixy ecosystem • Restaurant Self - Delivery (Native Delivery) • Driver Management *U.S. Department of Labor. Bureau of Labor Statistics. September 2016. Table B - 1: Employees on nonfarm payrolls by industry sector and selected industry detail: Accommodation and Food Services Industry Subsector. 19

Pay at Table with Mobile Online Ordering Mobile Application Digital Marketing Driver Management 20

$50.7 Million $126.4 Million $222.4 Million $420 Million* At A Glance (12/31/19) Ticker PIXY Exchange NASDAQ IPO Date June 29, 2017 Amount Raised $12 Million Shares Outstanding 38 Million Market Capitalization $22.8 Million *Sold approx. 88% of client billings in January 2020. Retained client monthly billing = $4M vs. $36M prior to transaction. GROSS BILLINGS 21

3 MONTHS END 6 MONTHS END Operating Metrics Client Locations Ending Billed WSEs WSE Population – PIXY Database Gross Billings Billings Growth% Revenue Gross Profit GP % Growth Operating Expenses 1 Continuing Ops Loss 252 105 252 105 3,500 1,500 3,500 1,500 37,000 18,000 37,000 18,000 $16,098,000 $8,174,000 $32,603,000 $14,046,000 97% 132% $2,583,000 $1,186,000 $4,761,000 $2,020,000 $459,000 $175,000 $583,000 $361,000 162% 62% $4,450,000 $3,996,000 $8,892,000 $7,296,000 ($3,991,000) ($3,821,00) ($8,309,000) ($6,935,000) Feb 29, 2020 Feb 28, 2019 Feb 29, 2020 Feb 28, 2019 1 Operating Expenses includes $0.5 million of non - recurring non - cash expenses for the 3 and 6 months ended February 29, 2020 22 ShiftPixy, Inc. Selected non - GAAP Operating Information (Unaudited)

COMPARABLES COMPANY SYMBOL EXCHANGE MARKET CAP Uber Technologies, Inc. Workday, Inc Paycom Software, Inc. Slack Technologies, Inc. Lyft, Inc. Paylocity Holding Corporation Grubhub , Inc. ManpowerGroup, Inc. Upwork, Inc. Kelly Services, Inc. TrueBlue, Inc. Asure Software, Inc. ShiftPixy, Inc. UBER WDAY PAYC WORK LYFT PCTY GRUB MAN UPWK KELYA TBI ASUR PIXY NYSE Nasdaq NYSE Nasdaq Nasdaq Nasdaq NYSE NYSE Nasdaq Nasdaq NYSE Nasdaq Nasdaq 56,342 38,327 17,091 16,616 11,781 7,221 4,708 4,641 909 663 569 118 8 Source: Yahoo Finance 3/4/2020 23

CAPITALIZATION TABLE Capitalization Table (As of May 2020) # of Shares WAEP $ Value % of Fully Diluted Common Shares Outstanding (Directors & Officers) 1 24,910,509 Common Shares Outstanding (Float) 3,192,415 Warrants and options 2 Fully Diluted Shares Outstanding 24 1,388,688 29,836,172 $5.40 $7,500,000 1 Includes 25 million shares issuable to founders for preferred share exchange Friends/Family Preferred 344,560 2 Excludes options or warrants not exercisable or with exercise prices in excess of $15 per share. 83.5% 10.7% 4.6% 1.2% 100%

THANK YOU FOR YOUR INTEREST. 1 Venture, Irvine, CA 92618 888.798.9100 www.ShiftPixy.com